EXHIBIT 10.1


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                          OWNERSHIP TRANSFER AGREEMENT


                  This OWNERSHIP TRANSFER AGREEMENT (this "Agreement"), dated as of December 3, 1997, is made between NovaStar Assets Corp. as transferor (the "Transferor"), and Merrill Lynch Mortgage Investors, Inc. as transferee (the "Company").

                             W I T N E S S E T H :

                  WHEREAS, pursuant to the terms of the Home Equity Loan Purchase Agreement, the Seller will sell (i) the Initial Mortgage Loans to the Transferor on the Closing Date and (ii) the Subsequent Mortgage Loans to the Issuer on each Subsequent Transfer Date ;

                  WHEREAS, pursuant to the terms of this Ownership Transfer Agreement, the Transferor will transfer the Initial Mortgage Loans and all of its rights under the Home Equity Loan Purchase Agreement to the Company, as agent of the Transferor, on the Closing Date;

                  WHEREAS, the Company, as agent of the Transferor, will sell the Initial Mortgage Loans and transfer all of its rights under this Ownership Transfer Agreement and the Home Equity
Loan Purchase Agreement to the Issuer on the Closing Date;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Transferor, the Certificates;

                  WHEREAS, pursuant to the terms of the Certificates Sale Agreement, the Transferor will sell the Certificates to NCFC;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Company, the Bonds; and

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture, dated as of November 1, 1997 (the "Indenture"), between the Issuer and First Union National Bank, as indenture trustee (the "Indenture Trustee"), which Definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.



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2.       AGENCY

                  The Transferor hereby appoints the Company, and the Company hereby accepts the appointment, as agent of the Transferor for purposes of (i) taking ownership of the Initial Mortgage Loans pursuant to this Agreement solely for purposes of selling such Initial Mortgage Loans to the Issuer; (ii) creating the Issuer and selling the Initial Mortgage Loans to the Issuer pursuant to the Trust Agreement; (iii) receiving the Certificates issued by the Issuer and delivering such Certificates to the Transferor; (iv) selling the Bonds under the Company's shelf registration statement and (v) otherwise facilitating the transactions contemplated by this Agreement. As agent of the Transferor, the Company shall not be entitled to the economic benefits associated with the ownership of the Initial Mortgage Loans or the Certificates and will not be subject to the economic burdens associated with such ownership.

3.       WARRANTIES

                  The Transferor warrants and represents that attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Home Equity Loan Purchase Agreement with respect to the Initial Mortgage Loans, which Home Equity Loan Purchase Agreement is in full force and effect as of the date hereof and will be in full force and effect as of the Closing Date and has not been nor will be amended or modified in any respect nor has any notice of termination been given or will be given thereunder as of the date hereof and as of the Closing Date.

4.       TRANSFER OF INITIAL MORTGAGE LOANS TO COMPANY FOR SALE TO THE ISSUER

                  The Transferor, by the execution and delivery of this Agreement, for purposes of selling the Initial Mortgage Loans to the Issuer, does hereby assign, set over, and otherwise convey to the Company, as agent of the Transferor, without recourse but subject to the terms of this Agreement, all of its legal right, title and interest in, to and under the Initial Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit 1, whether now existing or hereafter acquired and wherever located, on the Closing Date and as of the Cut-off Date, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files).

                  In addition, the Transferor hereby assigns to the Company, as agent of the Transferor, all of its legal right, title, and interest in, to, and under the Home Equity Loan Purchase Agreement to the extent of the Initial Mortgage Loans, and the Company hereby assumes all of the Transferor's obligations under the Home Equity Loan Purchase Agreement with respect to the Initial Mortgage Loans from and after the date hereof, and the Transferor shall be relieved and released of all of its obligations under the Home Equity Loan Purchase Agreement to the extent of the Initial Mortgage Loans from and after the date hereof.

                  The parties hereto intend that the transactions set forth herein constitute a transfer by the Transferor to the Company, as agent of the Transferor, on the Closing Date of all the Transferor's legal right, title and interest in and to the Initial Mortgage Loans, and other property as and to the extent described above. In addition, the Transferor hereby grants to the Company

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as of the Closing Date a security interest in all of the Transferor's legal right, title and interest in, to and under the Initial Mortgage Loans, and such other property, to secure all of the Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Initial Mortgage Loans for the benefit of the Bondholders and the Bond Insurer, holds the Mortgage Loans as designee of the Company. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of Kansas (which shall be submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Transferor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Transferor, as are necessary to perfect and protect the interests of the Company and its assignees in each Initial Mortgage Loan and the proceeds thereof.

5.       PURCHASE PRICE

                  The "Purchase Price" for the Initial Mortgage Loans transferred to the Company for sale to the Issuer shall be (i) a payment in an amount equal to 93.467% of the aggregate Principal Balance of the Initial Mortgage Loans as of the close of business on the Cut-off Date, which payment shall be paid to the Transferor by wire transfer in immediately available funds on the Closing Date by or on behalf of the Company, or as otherwise agreed by the Company, and (ii) delivery to the Transferor or its assignee on the Closing Date of the Certificates issued pursuant to the Trust Agreement, representing a 100% Certificate Percentage Interest in the Issuer.

6.       SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Transferor, the Company, the Issuer and their respective successors and assigns, the Indenture Trustee and the Bond Insurer. The obligations of the Transferor under this Agreement cannot be assigned or delegated to a third party without the consent of the Company, the Issuer and the Bond Insurer, which consent shall be at the Company's, the Issuer's and the Bond Insurer's sole discretion. The parties hereto acknowledge that the Company, as agent of the Transferor, is acquiring the Initial Mortgage Loans solely for the purpose of selling them and assigning all of its rights under this Agreement and under the Home Equity Loan Purchase Agreement to the Issuer, who will in turn pledge the Initial Mortgage Loans and assign all of its rights under this Agreement and the Home Equity Loan Purchase Agreement to the Indenture Trustee for the benefit of the Bondholders and the Bond Insurer. As an inducement to the Company to acquire the Initial Mortgage Loans, the Transferor acknowledges and consents to (i) the assignment by the Company to the Issuer of such rights and to the enforcement or exercise of any right or remedy against the Transferor pursuant to this Agreement and the Home Equity Loan Purchase Agreement as assigned by the Company and (ii) the assignment by the Issuer to the Indenture Trustee for the benefit of the Bondholders and the Bond Insurer of such rights and to the enforcement or exercise of any right or remedy against the Transferor pursuant to this Agreement. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Indenture Trustee or the Bond Insurer,

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as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Company directly. The Bond Insurer and the Indenture Trustee are express third- party beneficiaries to this Agreement.

7.       GOVERNING LAW

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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         IN WITNESS WHEREOF, the parties hereto have executed this Ownership
Transfer Agreement the day and year first above written.


                                        NOVASTAR ASSETS CORP.


                                        By:
                                        Name:
                                        Title:



                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                        INC.


                                        By:
                                        Name:
                                        Title:



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                                    EXHIBIT 1


                         INITIAL MORTGAGE LOAN SCHEDULE



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                                    EXHIBIT 2


       Home Equity Loan Purchase Agreement, dated as of December 3, 1997, among NovaStar Assets Corp., NovaStar Financial, Inc.,
   NovaStar Home Equity Loan Trust Series 1997-2 and First Union National Bank



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